UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2008

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FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-23976 (Commission File Number)	54-1232965 (IRS Employer Identification No.)

112 West King Street Strasburg, Virginia (Address of principal executive offices)	22657 (Zip Code)

Registrant’s telephone number, including area code: (540) 465-9121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On April 9, 2008, the Board of Directors of the Registrant amended its Code of Conduct and Ethics (the Code), effective immediately. The amendments changed the responsibility for maintaining and updating the Code and for ensuring compliance with the Code from the Audit and Compliance Committee to the Nominating and Governance Committee. A copy of the Code of Conduct and Ethics, as amended, is being filed as an exhibit to this report and is incorporated by reference into this Item 5.05.

Item 9.01	Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.	Description
14.1	Code of Conduct and Ethics, as amended April 9, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION

(Registrant)

Date: April 11, 2008	By: /s/ M. Shane Bell

M. Shane Bell

Executive Vice President

and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
14.1	Code of Conduct and Ethics, as amended April 9, 2008.